UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-03143

Templeton Global Smaller Companies Fund

(Exact name of registrant as specified in charter)

300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923

(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant's telephone number, including area code: (954) 527-7500_

Date of fiscal year end: _8/31__

Date of reporting period: 2/29/20_

Item 1. Reports to Stockholders.

Sign up for electronic delivery at franklintempleton.com/edelivery

Internet Delivery of Fund Reports Unless You Request Paper Copies: Effective January 1, 2021, as permitted by the SEC, paper copies of the Fund's shareholder reports will no longer be sent by mail, unless you specifically request them from the Fund or your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you have not signed up for electronic delivery, we would encourage you to join fellow shareholders who have. You may elect to receive shareholder reports and other communications electronically from the Fund by calling (800) 632-2301 or by contacting your financial intermediary.

You may elect to continue to receive paper copies of all your future shareholder reports free of charge by contacting your financial intermediary or, if you invest directly with a Fund, calling

(800)632-2301 to let the Fund know of your request. Your election to receive reports in paper will apply to all funds held in your account.

FRANKLIN TEMPLETON

Successful investing begins with ambition. And achievement only comes when you reach for it. That's why we continually strive to deliver better outcomes for investors. No matter what your goals are, our deep, global investment expertise allows us to offer solutions that can help.

During our more than 70 years of experience, we've managed through all kinds of markets—up, down and those in between. We're always preparing for what may come next. It's because of this, combined with our strength as one of the world's largest asset managers that we've earned the trust of millions of investors around the world.

Dear Shareholder:

During the six months ended February 29, 2020, global economic growth moderated, while interest-rate cuts by many central banks and improved trade relations since mid-December 2019 generally aided equities worldwide. However, investor concerns about the novel coronavirus (COVID-19) outbreak caused global stocks to plunge shortly before period-end. Among central banks, the European Central Bank (ECB) left its key interest rate unchanged but lowered the deposit rate and resumed buying bonds, and the U.S. Federal Reserve (Fed) cut the federal funds target rate range twice, to 1.50%–1.75%. In this environment, small capitalization stocks in global developed and emerging markets posted slightly negative returns, as measured by the MSCI All Country World Index Small Cap Index.

After the reporting period, major central banks took action amid increased COVID-19 economic risks. The Fed lowered the federal funds rate range by 0.50% on March 3 and further by 1.00% on March 15, to 0.00%–0.25%, while initiating massive quantitative easing. On March 23, the Fed announced further measures to ensure credit for employers, consumers, businesses, and local and state governments. The ECB also planned emergency asset purchases, the Bank of England reduced its key rate to a new low and pledged to increase its U.K. government and corporate bond holdings, and the Bank of Japan increased exchange-traded fund purchases and newly committed to offer loans against corporate debt.

We are committed to our long-term perspective and disciplined investment approach as we conduct a rigorous, fundamental analysis of securities with a regular emphasis on investment risk management.

Historically, patient investors have achieved rewarding results by evaluating their goals, diversifying their assets globally and maintaining a disciplined investment program, all hallmarks of the Templeton investment philosophy. We continue to recommend investors consult their financial advisors and review their portfolios to design a long-term strategy and portfolio allocation that meet their individual needs, goals and risk tolerance.

Templeton Global Smaller Companies Fund's semiannual report includes more detail about prevailing conditions and a discussion about investment decisions during the period. Please remember all securities markets fluctuate, as do mutual fund share prices.

Not FDIC Insured | May Lose Value | No Bank Guarantee

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We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,

Alan Bartlett

Chief Investment Officer

Templeton Equity Group

This letter reflects our analysis and opinions as of February 29, 2020, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

Contents
Semiannual Report
Templeton Global Smaller Companies Fund . . . . . . . . . . . .	3
Performance Summary . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	7
Your Fund's Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	9
Financial Highlights and Statement of Investments . . . . . .	10
Financial Statements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	19
Notes to Financial Statements . . . . . . . . . . . . . . . . . . . . . . . . . .	23
Tax Information . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	32
Shareholder Information. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	33

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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SEMIANNUAL REPORT

Templeton Global Smaller Companies Fund

This semiannual report for Templeton Global Smaller Companies Fund covers the period ended February 29, 2020.

Your Fund's Goal and Main Investments

The Fund seeks to achieve long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of smaller companies located anywhere in the world. The Fund may invest a significant amount of its assets in the securities of companies located in emerging markets, will invest its assets in issuers located in at least three different countries (including the U.S.) and will invest at least 40% of its net assets in foreign securities.

Performance Overview

For the six months under review, the Fund's Class A shares posted a -0.06% cumulative total return. In comparison, the MSCI All Country World Index (ACWI) Small Cap Index, which measures performance of small capitalization companies in global developed and emerging markets, posted a -0.83% total return.1 Please note index performance information is provided for reference and we do not attempt to track the index but rather undertake investments on the basis of fundamental research. You can find the Fund's long-term performance data in the Performance Summary beginning on page 7.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

Global developed and emerging market equities, as measured by the MSCI All Country World Index, posted positive returns during the six months under review. Although global economic growth remained tepid, interest-rate cuts

Geographic Composition

Based on Total Net Assets as of 2/29/20

Europe		31.3%

North America
		30.9%
Asia
		25.8%
Latin America & Caribbean
	5.8%
Short-Term Investments &	6.2%

Other Net Assets

from many central banks and the easing of trade tensions during the period contributed to the generally positive environment for equities. However, investor fears about the global outbreak of the novel coronavirus (COVID-19) and a prolonged economic disruption worldwide caused a steep market decline in late February 2020. Anticipating global supply chain disruptions, travel restrictions and subdued consumer spending, many investors scaled back equity holdings in favor of perceived safe investments such as government bonds and gold.

In the U.S., economic growth was supported by a strong labor market and continued, though slowing, gains in consumer spending. The unemployment rate fell from 3.7% in July 2019 to 3.5% in at period-end.2 Wages also grew, albeit at a moderate pace, and inflation remained historically low. While a strong consumer sector has been the main driver of economic growth, signs of cooling demand raised concerns that growth could stall.

The U.S. Federal Reserve (Fed) provided a substantial boost to equity markets as it continued its accommodative monetary policy. The Fed cut the federal funds target rate twice during the reporting period, lowering it to a range of 1.50%–1.75%. On February 28, 2020, Fed Chair Jerome Powell indicated the Fed is prepared to use its tools as

1.Source: Morningstar. The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

2.U.S. Bureau of Labor Statistics. See  www.franklintempletondatasources.com  for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 14.

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TEMPLETON GLOBAL SMALLER COMPANIES FUND

appropriate to support the U.S. economy amid the economic risks posed by the COVID-19 outbreak, although economic fundamentals remained robust.

Top 10 Countries 2/29/20

% of Total
Net Assets

U.S.	28.4%

Japan	11.7%

Taiwan	7.0%

U.K.	5.6%

Sweden	4.7%

Italy	4.7%

Germany	4.6%

Hong Kong	4.3%

Switzerland	4.2%

Brazil	2.7%

Growth in the eurozone slowed significantly, raising concerns that the region was on the verge of a recession. German economic activity, which relies heavily on exports, was adversely affected by the slowdown in global trade due to the U.S.-China trade conflict and the COVID-19 outbreak. Growth also remained persistently weak in Italy, where political uncertainty and a large budget deficit weighed on the economy, as did the COVID-19 outbreak in the country beginning in February 2020. European developed market equities, as measured by the MSCI Europe Index, declined slightly for the period, as gains resulting from easing trade tensions and a Brexit agreement were offset by the market downturn in February.

Asian developed and emerging market equities, as measured by the MSCI All Country Asia Index, ended the period with modest gains. The U.S.-China trade conflict was a significant source of volatility for Asian stocks, which fluctuated in line with investor sentiment regarding a trade deal through much of the period. A trade agreement reached between the two countries in December 2019 propelled Asian stocks, but these gains were largely reversed following the COVID-19 outbreak. Economic activity in Asia slowed dramatically as many businesses temporarily halted operations in heavily affected countries and manufacturing activity plummeted in the region's major economies, notably China, South Korea and Japan.

Emerging market stocks, as measured by the MSCI Emerging Markets Index, also ended the period with modest gains, despite several sharp selloffs. Many emerging market central banks cut interest rates throughout the reporting period, which, along with resilient GDP growth prior to the COVID-19 outbreak, provided a generally supportive environment for equities.

Investment Strategy

When choosing equity investments for the Fund, we apply a bottom-up, value-oriented, long-term approach, focusing on the market price of a company's securities relative to our evaluation of the company's long-term earnings, asset value and cash flow potential. This includes an assessment by the investment manager of the potential impacts of material environmental, social and governance (ESG) factors on the long-term risk and return profile of a company. We also consider the company's price/earnings ratio, profit margins and liquidation value. We may consider selling a security when we believe the security has become overvalued due to either its price appreciation or changes in the company's fundamentals, when we believe that the market capitalization of a security has become too large, or when we believe another security is a more attractive investment opportunity.

Manager's Discussion

Several holdings contributed to absolute performance during the six months under review. U.S.-based Freshpet is an innovator in the North American pet food industry, with refrigerated units in pet stores offering fresh, protein-based and processed-free cat and dog food. The company's stock price rose due to a growing retail presence and quality improvements in its refrigerators over the last two years.

Hong Kong-based Techtronic Industries, a leading global power tools company, also contributed to absolute performance. Shares rose after the company announced strong financial results for the second half of 2019, as well as the year as a whole. We expect Techtronic to continue to gain market share by penetrating into entirely new lines of business and making the company less reliant on growth in the power tools market.

Johnson Electric Holdings, the world's largest micro-motor manufacturer for the global auto industry, contributed to returns as well. We view Johnson as a well-managed business that generates good cash flow and is active in the higher-growth part of the auto supply chain. As a leading component supplier to hybrid vehicle manufacturers, we believe Johnson should benefit from the move away from gasoline-powered cars to hybrid vehicles.

Turning to detractors, Bahamas-based OneSpaWorld Holdings operates spas on ships. The company has steadily gained market share in the outsourced maritime health and wellness industry and currently enjoys a dominant market

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share. The logistics required to staff cruise ship spas on a global basis creates a higher barrier to entry for potential new competitors. We believe this advantage for OneSpa- World should strengthen as the industry grows and becomes more complex. Shares declined late in the period due to the COVID-19 outbreak and the subsequent impact on travel-related industries.

U.S.-based Sonos, which introduced the world's first wireless multi-room home sound system in 2005, also hurt absolute returns. Since then, the company has evolved through significant technological changes such as the introduction of the iPhone, the app-driven economy and, most recently, voice technology. Shares came under pressure due to investor concerns about competition in the home speaker market. However, we believe the market misunderstands Sonos' core customer and product positioning, which is very different from smart speakers by technology giants such as Amazon and Google. The latter are more focused on increasing the number of their units in active use, while Sonos is focused on audio quality and product design. In addition, Sonos is attractively positioned to benefit from secular growth in global streaming music and smart speaker adoption trends. We believe that multiple top-line growth drivers, a stable gross margin and a focus on improving the operating structure should lead to meaningful earnings growth over our investment horizon.

Tsumura & Co. was another detractor. Tsumura is a Japanese manufacturer and distributor of traditional Kampo medicine, herbal drugs made from natural ingredients. Despite poor short-term performance, we see compelling long-term value in the company, which is essentially a monopoly business with a dominant market share in the Japanese Kampo market. The company's massive scale advantages in a highly regulated market make entry barriers to potential competitors extremely high. In the longer term, Tsumura's profitability should improve as raw material prices normalize downward as farmers plant more acreage and more efficient methods of production are implemented.

It is important to recognize the effect of currency movements on the Fund's performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the six months ended February 29, 2020, the U.S. dollar declined in value relative to most currencies. As a result, the

TEMPLETON GLOBAL SMALLER COMPANIES FUND

Top 10 Holdings 2/29/20

Company	% of Total
Sector/Industry, Country	Net Assets

Techtronic Industries Co. Ltd.	2.0%
Machinery, Hong Kong

The Thule Group AB	2.0%
Leisure Products, Sweden

Huhtamaki OYJ	2.0%
Containers & Packaging, Finland

Freshpet Inc.	1.9%
Food Products, U.S.

AllianceBernstein Holding LP	1.9%
Capital Markets, U.S.

Alamo Group Inc.	1.9%
Machinery, U.S.

Interpump Group SpA	1.9%
Machinery, Italy

Technogym SpA	1.8%
Leisure Products, Italy

OneSpaWorld Holdings Ltd.	1.8%
Diversified Consumer Services, Bahamas

Columbia Sportswear Co.	1.7%
Textiles, Apparel & Luxury Goods, U.S.

Fund's performance was positively affected by the portfolio's investment primarily in securities with non-U.S. currency exposure. However, one cannot expect the same result in future periods.

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TEMPLETON GLOBAL SMALLER COMPANIES FUND

Thank you for your continued participation in Templeton Global Smaller Companies Fund. We look forward to serving your future investment needs.

Harlan B. Hodes, CPA

David Tuttle, CFA

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 29, 2020, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

CFA® is a trademark owned by CFA Institute.

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TEMPLETON GLOBAL SMALLER COMPANIES FUND

Performance Summary as of February 29, 2020

The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 2/29/20

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.50% and the minimum is 0%. Class A: 5.50% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

	Cumulative	Average Annual
Share Class	Total Return1	Total Return2
A3
6-Month	-0.06%	-5.52%

1-Year	-4.90%	-10.13%

5-Year	+13.68%	+1.44%

10-Year	+76.87%	+5.28%

Advisor
6-Month	-0.02%	-0.02%

1-Year	-4.73%	-4.73%

5-Year	+15.02%	+2.84%

10-Year	+81.40%	+6.14%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 8 for Performance Summary footnotes.

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TEMPLETON GLOBAL SMALLER COMPANIES FUND

PERFORMANCE SUMMARY

Distributions (9/1/19–2/29/20)
	Net Investment	Long-Term
Share Class	Income	Capital Gain	Total

A	$0.0874	$0.1213	$0.2087

C	$0.0269	$0.1213	$0.1482

R6	$0.1116	$0.1213	$0.2329

Advisor	$0.1029	$0.1213	$0.2242

Total Annual Operating Expenses4
Share Class

A	1.34%

Advisor	1.09%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Smaller, midsized and relatively new or unseasoned companies can be particularly sensitive to changing economic conditions, and their prospects for growth are less certain than those of larger, more established companies. In addition, smaller company stocks have historically exhibited greater price volatility than larger company stocks, particularly over the short term. The markets for particular securities or types of securities are or may become relatively illiquid. Reduced liquidity will have an adverse impact on the security's value and on the Fund's ability to sell such securities when necessary to meet the Fund's liquidity needs or in response to a specific market event. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investments in emerging markets involve heightened risks related to the same factors, in addition to those associated with these markets' smaller size and lesser liquidity. Unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. The Fund's prospectus also includes a description of the main investment risks.

1.Cumulative total return represents the change in value of an investment over the periods indicated.

2.Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3.Prior to 9/10/18, these shares were offered at a higher initial sales charge of 5.75%, thus actual returns (with sales charges) would have differed. Average annual total returns (with sales charges) have been restated to reflect the current maximum initial sales charge of 5.50%.

4.Figures are as stated in the Fund's current prospectus and may differ from the expense ratios disclosed in the Your Fund's Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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TEMPLETON GLOBAL SMALLER COMPANIES FUND

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading "Actual." In these columns the Fund's actual return, which includes the effect of Fund expenses, is used to calculate the "Ending Account Value" for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings "Actual" and "Expenses Paid During Period" (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading "Hypothetical" in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading "Hypothetical" is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

			Actual	Hypothetical
			(actual return after expenses)	(5% annual return before expenses)

			Expenses		Expenses	Net
	Beginning	Ending	Paid During	Ending	Paid During	Annualized
Share	Account	Account	Period	Account	Period	Expense
Class	Value 9/1/19	Value 2/29/20	9/1/19–2/29/201, 2	Value 2/29/20	9/1/19–2/29/201, 2	Ratio2
A	$1,000	$999.40	$6.66	$1,018.20	$6.72	1.34%
C	$1,000	$995.20	$10.37	$1,014.47	$10.47	2.09%
R6	$1,000	$1,001.80	$4.83	$1,020.04	$4.87	0.97%
Advisor	$1,000	$999.80	$5.42	$1,019.44	$5.47	1.09%

1.Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/366 to reflect the one-half year period.

2.Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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TEMPLETON GLOBAL SMALLER COMPANIES FUND

Financial Highlights

Six Months Ended

	February 29, 2020		Year Ended August 31,
	(unaudited)	2019	2018	2017	2016	2015

Class A
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period. . . . . . . . . . . .	$ 8.66	$10.39	$ 9.92	$ 8.63	$ 8.32	$ 9.20
Income from investment operationsa:

Net investment incomeb . . . . . . . . . . . . . . . . . . .	—c	0.08	0.07	0.06	0.04	0.05
Net realized and unrealized gains (losses) . . . . . .	0.01	(1.09)	0.86	1.29	0.29	(0.83)

Total from investment operations . . . . . . . . . . . . . .	0.01	(1.01)	0.93	1.35	0.33	(0.78)
Less distributions from:

Net investment income . . . . . . . . . . . . . . . . . . .	(0.09)	(0.07)	(0.07)	(0.03)	(0.02)	(0.04)
Net realized gains . . . . . . . . . . . . . . . . . . . . . . .	(0.12)	(0.65)	(0.39)	(0.03)	—	(0.06)

Total distributions. . . . . . . . . . . . . . . . . . . . . . . . .	(0.21)	(0.72)	(0.46)	(0.06)	(0.02)	(0.10)

Net asset value, end of period . . . . . . . . . . . . . . . .	$ 8.46	$ 8.66	$10.39	$ 9.92	$ 8.63	$ 8.32

Total returnd . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(0.06)%	(8.86)%	9.23%	15.73%	3.95%	(8.44)%
Ratios to average net assetse
Expenses before waiver and payments by affiliates .	1.34%	1.33%	1.33%	1.40%	1.42%	1.38%
Expenses net of waiver and payments by affiliates . .	1.34%f	1.33%f	1.33%f,g	1.39%g	1.41%	1.38%f
Net investment income . . . . . . . . . . . . . . . . . . . . .	0.03%	0.87%	0.72%	0.65%	0.47%	0.52%
Supplemental data
Net assets, end of period (000's) . . . . . . . . . . . . . .	$934,141	$998,891	$1,177,880	$1,049,481	$1,020,120	$960,417
Portfolio turnover rate . . . . . . . . . . . . . . . . . . . . . .	8.40%	18.87%	32.61%	23.49%	28.73%	22.16%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund's shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding. cAmount rounds to less than $0.01 per share.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

gBenefit of expense reduction rounds to less than 0.01%.

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TEMPLETON GLOBAL SMALLER COMPANIES FUND

FINANCIAL HIGHLIGHTS

Six Months Ended

February 29, 2020		Year Ended August 31,
(unaudited)	2019	2018	2017	2016	2015

Class C

Per share operating performance

(for a share outstanding throughout the period)

Net asset value, beginning of period . . . . . . . . . . . . . .

Income from investment operationsa:

Net investment income (loss)b . . . . . . . . . . . . . . . . .

Net realized and unrealized gains (losses) . . . . . . . .

Total from investment operations . . . . . . . . . . . . . . . .

$ 8.15	$ 9.82	$ 9.41	$ 8.22	$ 7.97	$ 8.83
(0.03)	0.01	(—)c	(0.01)	(0.02)	(0.02)
0.01	(1.03)	0.80	1.23	0.27	(0.78)

(0.02)	(1.02)	0.80	1.22	0.25	(0.80)

Less distributions from:
Net investment income . . . . . . . . . . . . . . . . . . . . . .	(0.03)	—	—	—	—	—
Net realized gains . . . . . . . . . . . . . . . . . . . . . . . . .	(0.12)	(0.65)	(0.39)	(0.03)	—	(0.06)

Total distributions . . . . . . . . . . . . . . . . . . . . . . . . . . .	(0.15)	(0.65)	(0.39)	(0.03)	—	(0.06)

Net asset value, end of period . . . . . . . . . . . . . . . . . .	$ 7.98	$ 8.15	$ 9.82	$ 9.41	$ 8.22	$ 7.97

Total returnd . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(0.48)%	(9.60)%	8.39%	14.88%	3.14%	(9.06)%
Ratios to average net assetse
Expenses before waiver and payments by affiliates. . . .	2.09%	2.08%	2.08%	2.15%	2.17%	2.13%
Expenses net of waiver and payments by affiliates . . . .	2.09%f	2.08%f	2.08%f,g	2.14%g	2.16%	2.13%f
Net investment income (loss) . . . . . . . . . . . . . . . . . . .	(0.72)%	0.12%	(0.03)%	(0.10)%	(0.28)%	(0.23)%
Supplemental data
Net assets, end of period (000's) . . . . . . . . . . . . . . . .	$14,330	$17,373	$38,345	$30,579	$33,802	$36,829
Portfolio turnover rate . . . . . . . . . . . . . . . . . . . . . . . .	8.40%	18.87%	32.61%	23.49%	28.73%	22.16%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund's shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding. cAmount rounds to less than $0.01 per share.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

gBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	11

TEMPLETON GLOBAL SMALLER COMPANIES FUND

FINANCIAL HIGHLIGHTS

Six Months Ended

February 29, 2020		Year Ended August 31,
(unaudited)	2019	2018	2017	2016	2015

Class R6

Per share operating performance

(for a share outstanding throughout the period)

Net asset value, beginning of period . . . . . . . . . . . . . .

Income from investment operationsa:

Net investment incomeb . . . . . . . . . . . . . . . . . . . . .

Net realized and unrealized gains (losses) . . . . . . . .

Total from investment operations . . . . . . . . . . . . . . . .

$ 8.69	$10.44	$ 9.97	$ 8.68	$ 8.37	$ 9.25
0.02	0.11	0.13	0.10	0.08	0.08
0.02	(1.10)	0.84	1.29	0.28	(0.82)

0.04	(0.99)	0.97	1.39	0.36	(0.74)

Less distributions from:
Net investment income . . . . . . . . . . . . . . . . . . . . . .	(0.11)	(0.11)	(0.11)	(0.07)	(0.05)	(0.08)
Net realized gains . . . . . . . . . . . . . . . . . . . . . . . . .	(0.12)	(0.65)	(0.39)	(0.03)	—	(0.06)

Total distributions . . . . . . . . . . . . . . . . . . . . . . . . . . .	(0.23)	(0.76)	(0.50)	(0.10)	(0.05)	(0.14)

Net asset value, end of period . . . . . . . . . . . . . . . . . .	$ 8.50	$ 8.69	$10.44	$ 9.97	$ 8.68	$ 8.37

Total returnc . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	0.18%	(8.57)%	9.65%	16.18%	4.42%	(7.99)%
Ratios to average net assetsd
Expenses before waiver and payments by affiliates. . . .	0.98%	0.97%	0.95%	0.96%	0.95%	0.94%
Expenses net of waiver and payments by affiliates . . . .	0.97%	0.96%	0.94%e	0.93%e	0.94%	0.94%f
Net investment income . . . . . . . . . . . . . . . . . . . . . . .	0.40%	1.24%	1.11%	1.11%	0.94%	0.96%
Supplemental data
Net assets, end of period (000's) . . . . . . . . . . . . . . . .	$78,798	$85,377	$101,384	$22,318	$20,690	$22,148
Portfolio turnover rate . . . . . . . . . . . . . . . . . . . . . . . .	8.40%	18.87%	32.61%	23.49%	28.73%	22.16%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund's shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return is not annualized for periods less than one year. dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

12	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON GLOBAL SMALLER COMPANIES FUND

FINANCIAL HIGHLIGHTS

Six Months Ended

February 29, 2020		Year Ended August 31,
(unaudited)	2019	2018	2017	2016	2015

Advisor Class

Per share operating performance

(for a share outstanding throughout the period)

Net asset value, beginning of period . . . . . . . . . . . . . .

Income from investment operationsa:

Net investment incomeb . . . . . . . . . . . . . . . . . . . . .

Net realized and unrealized gains (losses) . . . . . . . .

Total from investment operations . . . . . . . . . . . . . . . .

$ 8.71	$10.45	$ 9.97	$ 8.67	$ 8.36	$ 9.24
0.01	0.10	0.09	0.09	0.06	0.07
0.01	(1.09)	0.85	1.30	0.29	(0.83)

0.02	(0.99)	0.94	1.39	0.35	(0.76)

Less distributions from:
Net investment income . . . . . . . . . . . . . . . . . . . . . .	(0.10)	(0.10)	(0.07)	(0.06)	(0.04)	(0.06)
Net realized gains . . . . . . . . . . . . . . . . . . . . . . . . .	(0.12)	(0.65)	(0.39)	(0.03)	—	(0.06)

Total distributions . . . . . . . . . . . . . . . . . . . . . . . . . . .	(0.22)	(0.75)	(0.46)	(0.09)	(0.04)	(0.12)

Net asset value, end of period . . . . . . . . . . . . . . . . . .	$ 8.51	$ 8.71	$10.45	$ 9.97	$ 8.67	$ 8.36

Total returnc . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(0.02)%	(8.60)%	9.50%	16.02%	4.18%	(8.21)%
Ratios to average net assetsd
Expenses before waiver and payments by affiliates. . . .	1.09%	1.08%	1.08%	1.15%	1.17%	1.13%
Expenses net of waiver and payments by affiliates . . . .	1.09%e	1.08%e	1.08%e,f	1.14%f	1.16%	1.13%e
Net investment income . . . . . . . . . . . . . . . . . . . . . . .	0.28%	1.12%	0.97%	0.90%	0.72%	0.77%
Supplemental data
Net assets, end of period (000's) . . . . . . . . . . . . . . . .	$55,840	$57,452	$81,450	$108,279	$50,213	$42,778
Portfolio turnover rate . . . . . . . . . . . . . . . . . . . . . . . .	8.40%	18.87%	32.61%	23.49%	28.73%	22.16%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund's shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return is not annualized for periods less than one year. dRatios are annualized for periods less than one year.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

fBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	13

TEMPLETON GLOBAL SMALLER COMPANIES FUND

Statement of Investments, February 29, 2020 (unaudited)

		Shares/
		Units/
	Industry	Warrants	Value

Common Stocks and Other Equity Interests 92.9%
Argentina 1.3%
a Livent Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Chemicals	1,590,700	$ 14,204,951
Bahamas 1.8%
OneSpaWorld Holdings Ltd. . . . . . . . . . . . . . . . . . . . . . .	Diversified Consumer Services	1,478,293	18,064,740
a OneSpaWorld Holdings Ltd., wts., 3/19/24 . . . . . . . . . . . .	Diversified Consumer Services	314,014	1,020,546
			19,085,286
Belgium 1.5%
Barco NV . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Electronic Equipment, Instruments
	& Components	75,788	16,279,509
Brazil 1.8%
Camil Alimentos SA. . . . . . . . . . . . . . . . . . . . . . . . . . . .	Food Products	5,983,400	11,300,145
M Dias Branco SA. . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Food Products	893,800	8,180,688
			19,480,833
Canada 2.5%
Canaccord Genuity Group Inc. . . . . . . . . . . . . . . . . . . . .	Capital Markets	1,679,800	6,273,892
a,b Canada Goose Holdings Inc. . . . . . . . . . . . . . . . . . . . . .	Textiles, Apparel & Luxury Goods	155,100	4,278,142
Canadian Western Bank . . . . . . . . . . . . . . . . . . . . . . . .	Banks	426,118	9,498,232
The North West Co. Inc.. . . . . . . . . . . . . . . . . . . . . . . . .	Food & Staples Retailing	387,700	7,425,088
			27,475,354
China 0.8%
Haitian International Holdings Ltd.. . . . . . . . . . . . . . . . . .	Machinery	4,141,000	8,255,688
Denmark 0.5%
Matas AS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Specialty Retail	626,363	5,204,125
Finland 1.9%
Huhtamaki OYJ. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Containers & Packaging	516,120	21,172,740
France 0.5%
a Solutions 30 SE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	IT Services	470,577	5,265,459
Germany 4.6%
Gerresheimer AG . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Life Sciences Tools & Services	235,015	17,066,234
Grand City Properties SA . . . . . . . . . . . . . . . . . . . . . . . .	Real Estate Management & Development	566,642	13,355,768
Jenoptik AG . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Electronic Equipment, Instruments
	& Components	414,776	9,900,047
Rational AG . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Machinery	14,086	9,626,192
			49,948,241
Hong Kong 4.3%
Johnson Electric Holdings Ltd. . . . . . . . . . . . . . . . . . . . .	Electrical Equipment	5,669,250	13,208,880
Samsonite International SA . . . . . . . . . . . . . . . . . . . . . .	Textiles, Apparel & Luxury Goods	2,761,800	4,863,410
Techtronic Industries Co. Ltd. . . . . . . . . . . . . . . . . . . . . .	Machinery	2,611,290	21,664,551
Value Partners Group Ltd. . . . . . . . . . . . . . . . . . . . . . . .	Capital Markets	11,893,700	6,749,539
			46,486,380
India 0.6%
DCB Bank Ltd. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Banks	2,917,037	6,575,133
Indonesia 0.0%†
c Sakari Resources Ltd. . . . . . . . . . . . . . . . . . . . . . . . . . .	Metals & Mining	1,342,000	444,049
14	Semiannual Report	franklintempleton.com

TEMPLETON GLOBAL SMALLER COMPANIES FUND

STATEMENT OF INVESTMENTS (UNAUDITED)

		Shares/
		Units/
	Industry	Warrants	Value

Common Stocks and Other Equity Interests (continued)
Italy 4.7%
Brunello Cucinelli SpA . . . . . . . . . . . . . . . . . . . . . . . . . .	Textiles, Apparel & Luxury Goods	175,833	$5,877,471
Freni Brembo SpA. . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Auto Components	491,202	4,922,332
Interpump Group SpA . . . . . . . . . . . . . . . . . . . . . . . . . .	Machinery	671,437	20,308,228
Technogym SpA . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Leisure Products	1,872,324	19,753,736
			50,861,767
Japan 11.7%
Asics Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Textiles, Apparel & Luxury Goods	1,109,500	11,910,439
Bunka Shutter Co. Ltd.. . . . . . . . . . . . . . . . . . . . . . . . . .	Building Products	685,600	4,915,059
Dowa Holdings Co. Ltd. . . . . . . . . . . . . . . . . . . . . . . . . .	Metals & Mining	284,700	9,400,783
en-japan Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Professional Services	167,000	4,603,270
Ezaki Glico Co. Ltd. . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Food Products	228,700	9,415,750
Idec Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Electrical Equipment	529,700	8,090,356
IDOM Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Specialty Retail	1,813,600	8,600,595
Kobayashi Pharmaceutical Co. Ltd. . . . . . . . . . . . . . . . . .	Personal Products	59,978	4,360,925
Matsumotokiyoshi Holdings Co. Ltd. . . . . . . . . . . . . . . . .	Food & Staples Retailing	166,600	5,454,833
MEITEC Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Professional Services	165,300	7,808,364
Nihon Parkerizing Co. Ltd. . . . . . . . . . . . . . . . . . . . . . . .	Chemicals	529,300	4,873,100
Rinnai Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Household Durables	167,500	11,434,029
Seria Co. Ltd. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Multiline Retail	60,500	1,618,339
Tadano Ltd. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Machinery	272,400	2,278,305
TechnoPro Holdings Inc. . . . . . . . . . . . . . . . . . . . . . . . .	Professional Services	110,900	6,594,526
Tsumura & Co. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Pharmaceuticals	720,600	16,792,753
b Zojirushi Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Household Durables	554,000	8,569,258
			126,720,684
Netherlands 2.6%
Aalberts NV . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Machinery	167,048	6,224,256
Arcadis NV . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Construction & Engineering	485,363	11,011,364
Flow Traders. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Capital Markets	222,759	5,342,431
PostNL NV . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Air Freight & Logistics	3,531,909	5,351,581
			27,929,632
South Korea 1.4%
BNK Financial Group Inc. . . . . . . . . . . . . . . . . . . . . . . . .	Banks	1,715,645	8,817,527
DGB Financial Group Inc.. . . . . . . . . . . . . . . . . . . . . . . .	Banks	1,326,636	6,199,389
			15,016,916
Spain 0.5%
Construcciones y Auxiliar de Ferrocarriles SA. . . . . . . . . .	Machinery	136,709	5,889,826
Sweden 4.7%
Billerudkorsnas AB . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Containers & Packaging	530,343	6,449,662
Cloetta AB, B . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Food Products	1,844,463	5,704,134
Dometic Group AB . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Auto Components	2,005,212	17,128,869
d The Thule Group AB, Reg S . . . . . . . . . . . . . . . . . . . . . .	Leisure Products	988,170	21,659,403
			50,942,068
franklintempleton.com	Semiannual Report	15

TEMPLETON GLOBAL SMALLER COMPANIES FUND

STATEMENT OF INVESTMENTS (UNAUDITED)

		Shares/
		Units/
	Industry	Warrants	Value

Common Stocks and Other Equity Interests (continued)
Switzerland 4.2%
Bucher Industries AG. . . . . . . . . . . . . . . . . . . . . . . . . . .	Machinery	46,681	$ 14,614,617
Landis+Gyr Group AG . . . . . . . . . . . . . . . . . . . . . . . . . .	Electronic Equipment, Instruments
	& Components	96,739	7,922,507
Logitech International SA . . . . . . . . . . . . . . . . . . . . . . . .	Technology Hardware, Storage & Peripherals	297,170	11,577,743
Tecan Group AG . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Life Sciences Tools & Services	39,257	10,982,813
			45,097,680
Taiwan 7.0%
Catcher Technology Co. Ltd.. . . . . . . . . . . . . . . . . . . . . .	Technology Hardware, Storage & Peripherals	1,089,000	8,572,239
Chicony Electronics Co. Ltd. . . . . . . . . . . . . . . . . . . . . . .	Technology Hardware, Storage & Peripherals	6,221,432	17,254,204
Giant Manufacturing Co. Ltd. . . . . . . . . . . . . . . . . . . . . .	Leisure Products	1,590,311	8,688,925
King Yuan Electronics Co. Ltd. . . . . . . . . . . . . . . . . . . . .	Semiconductors & Semiconductor Equipment	14,346,000	15,604,873
Merida Industry Co. Ltd.. . . . . . . . . . . . . . . . . . . . . . . . .	Leisure Products	1,652,000	8,120,632
Nien Made Enterprise Co. Ltd. . . . . . . . . . . . . . . . . . . . .	Household Durables	764,000	6,191,577
Tripod Technology Corp.. . . . . . . . . . . . . . . . . . . . . . . . .	Electronic Equipment, Instruments
	& Components	3,011,000	11,000,731
			75,433,181
United Kingdom 5.6%
Bellway PLC . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Household Durables	107,297	5,193,813
Greggs PLC . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Hotels, Restaurants & Leisure	378,959	10,213,951
Janus Henderson Group PLC . . . . . . . . . . . . . . . . . . . . .	Capital Markets	400,433	8,489,180
a LivaNova PLC. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Health Care Equipment & Supplies	120,000	8,366,400
Man Group PLC . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Capital Markets	6,682,548	12,692,115
Oxford Instruments PLC. . . . . . . . . . . . . . . . . . . . . . . . .	Electronic Equipment, Instruments
	& Components	559,713	10,114,500
Vistry Group PLC . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Household Durables	321,509	5,321,619
			60,391,578
United States 28.4%
Alamo Group Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Machinery	185,210	20,515,712
AllianceBernstein Holding LP . . . . . . . . . . . . . . . . . . . . .	Capital Markets	679,865	20,674,695
a BrightView Holdings Inc. . . . . . . . . . . . . . . . . . . . . . . . .	Commercial Services & Supplies	345,000	4,830,000
Columbia Sportswear Co.. . . . . . . . . . . . . . . . . . . . . . . .	Textiles, Apparel & Luxury Goods	227,350	18,483,555
a Crown Holdings Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . .	Containers & Packaging	255,000	17,977,500
a Ferro Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Chemicals	1,109,840	12,896,341
a Freshpet Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Food Products	317,400	21,094,404
Hillenbrand Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Machinery	500,410	11,709,594
Huntington Bancshares Inc. . . . . . . . . . . . . . . . . . . . . . .	Banks	1,466,399	17,992,716
Hyster-Yale Materials Handling Inc. . . . . . . . . . . . . . . . . .	Machinery	178,800	8,607,432
Jones Lang LaSalle Inc. . . . . . . . . . . . . . . . . . . . . . . . . .	Real Estate Management & Development	104,700	15,471,519
a Knowles Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Electronic Equipment, Instruments
	& Components	896,610	14,901,658
LCI Industries . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Auto Components	107,880	10,415,814
Levi Strauss & Co., A. . . . . . . . . . . . . . . . . . . . . . . . . . .	Textiles, Apparel & Luxury Goods	868,100	14,749,019
Patrick Industries Inc. . . . . . . . . . . . . . . . . . . . . . . . . . .	Building Products	151,035	7,979,179
a PRA Health Sciences Inc. . . . . . . . . . . . . . . . . . . . . . . .	Life Sciences Tools & Services	119,900	11,294,580
Simpson Manufacturing Co. Inc. . . . . . . . . . . . . . . . . . . .	Building Products	153,040	12,155,967
a Sonos Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Household Durables	968,900	11,181,106
STORE Capital Corp.. . . . . . . . . . . . . . . . . . . . . . . . . . .	Equity Real Estate Investment Trusts (REITs)	197,000	6,473,420
16	Semiannual Report	franklintempleton.com

TEMPLETON GLOBAL SMALLER COMPANIES FUND

STATEMENT OF INVESTMENTS (UNAUDITED)

		Shares/
		Units/
	Industry	Warrants	Value

Common Stocks and Other Equity Interests (continued)
United States (continued)
a Texas Capital Bancshares Inc. . . . . . . . . . . . . . . . . . . . .	Banks	153,070	$ 7,206,535
a Trimas Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Machinery	531,950	13,484,932
United Insurance Holdings Corp. . . . . . . . . . . . . . . . . . . .	Insurance	856,490	8,051,006
Voya Financial Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . .	Diversified Financial Services	175,800	9,254,113
Winnebago Industries Inc. . . . . . . . . . . . . . . . . . . . . . . .	Automobiles	202,210	10,492,677
			307,893,474
Total Common Stocks and Other Equity
Interests (Cost $815,741,602) . . . . . . . . . . . . .			1,006,054,554
Preferred Stocks (Cost $3,947,577) 0.9%
Brazil 0.9%
e Alpargatas SA, 0.175%, pfd.. . . . . . . . . . . . . . . . . . . . . .	Textiles, Apparel & Luxury Goods	1,377,187	9,696,617
Total Investments before Short Term
Investments (Cost $819,689,179) . . . . . . . . . .			1,015,751,171
		Principal
		Amount
Short Term Investments 6.9%

U.S. Government and Agency Securities (Cost
$66,992,541) 6.2%
United States 6.2%
f FHLB, 3/02/20 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .		$67,000,000	67,000,000

Shares

gInvestments from Cash Collateral Received

for Loaned Securities 0.7%

Money Market Funds (Cost $8,443,658) 0.7%
United States 0.7%
h,i Institutional Fiduciary Trust Money Market Portfolio,
1.23% . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	8,443,658	8,443,658

Total Investments (Cost $895,125,378)

100.7% . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,091,194,829
Other Assets, less Liabilities (0.7)% . . . . . . . .	(8,087,073)
Net Assets 100.0% . . . . . . . . . . . . . . . . . . . . . . . .	$1,083,107,756

franklintempleton.com	Semiannual Report	17

TEMPLETON GLOBAL SMALLER COMPANIES FUND

STATEMENT OF INVESTMENTS (UNAUDITED)

See Abbreviations on page 31.

†Rounds to less than 0.1% of net assets. aNon-income producing.

bA portion or all of the security is on loan at February 29, 2020. See Note 1(c).

cFair valued using significant unobservable inputs. See Note 9 regarding fair value measurements.

dSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. At February 29, 2020, the value of this security was $21,659,403, representing 2.0% of net assets.

eVariable rate security. The rate shown represents the yield at period end. fThe security was issued on a discount basis with no stated coupon rate. gSee Note 1(c) regarding securities on loan.

hSee Note 3(f) regarding investments in affiliated management investment companies. iThe rate shown is the annualized seven-day effective yield at period end.

18	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON GLOBAL SMALLER COMPANIES FUND

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

February 29, 2020 (unaudited)

Assets:
Investments in securities:
Cost - Unaffiliated issuers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$886,681,720
Cost - Non-controlled affiliates (Note 3f) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	8,443,658
Value - Unaffiliated issuers+ . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
$1,082,751,171
Value - Non-controlled affiliates (Note 3f) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	8,443,658
Cash . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	71,086
Receivables:
Investment securities sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,311,306
Capital shares sold . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	602,236
Dividends. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,123,227
European Union tax reclaims . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,114,052
Due from custodian . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	7,868
Other assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,495
Total assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,097,426,099
Liabilities:

Payables:
Investment securities purchased . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,801,629
Capital shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	2,455,716
Management fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	822,911
Distribution fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	219,062
Transfer agent fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	239,692
Payable upon return of securities loaned . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	8,451,527
Accrued expenses and other liabilities. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	327,806

Total liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	14,318,343
Net assets, at value . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$1,083,107,756
Net assets consist of:

Paid-in capital . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$908,909,644
Total distributable earnings (losses) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	174,198,112

Net assets, at value . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$1,083,107,756

+Includes securities loaned . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$8,150,162
franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	19

TEMPLETON GLOBAL SMALLER COMPANIES FUND

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)

February 29, 2020 (unaudited)

Class A:

Net assets, at value . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Shares outstanding. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net asset value per sharea. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Maximum offering price per share (net asset value per share ÷ 94.50%) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Class C:

Net assets, at value . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Shares outstanding. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net asset value and maximum offering price per sharea . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Class R6:

Net assets, at value . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Shares outstanding. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net asset value and maximum offering price per share . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Advisor Class:

Net assets, at value . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Shares outstanding. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net asset value and maximum offering price per share . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

$934,140,530 110,356,523 $8.46 $8.95

$ 14,330,015 1,796,106 $7.98

$ 78,797,640 9,275,634 $8.50

$ 55,839,571 6,560,454 $8.51

20	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON GLOBAL SMALLER COMPANIES FUND

FINANCIAL STATEMENTS

Statement of Operations

for the six months ended February 29, 2020 (unaudited)

Investment income:

Dividends: (net of foreign taxes)*

Unaffiliated issuers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Interest:

Unaffiliated issuers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Income from securities loaned:

Unaffiliated issuers (net of fees and rebates) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Non-controlled affiliates (Note 3f) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total investment income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Expenses:

Management fees (Note 3a) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Distribution fees: (Note 3c)

Class A . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Class C . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Transfer agent fees: (Note 3e)

Class A . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Class C . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Class R6 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Advisor Class . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Custodian fees (Note 4) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Reports to shareholders . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Registration and filing fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Professional fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Trustees' fees and expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Other . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Total expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Expenses waived/paid by affiliates (Note 3f and 3g) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net investment income. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Realized and unrealized gains (losses): Net realized gain (loss) from: Investments:

Unaffiliated issuers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Foreign currency transactions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net realized gain (loss) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net change in unrealized appreciation (depreciation) on: Investments:

Unaffiliated issuers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Translation of other assets and liabilities

denominated in foreign currencies. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net change in unrealized appreciation (depreciation). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net realized and unrealized gain (loss) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net increase (decrease) in net assets resulting from operations. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

$ 7,744,496

433,722

14,397

40,650

8,233,265

5,240,997

1,303,361

84,311

801,853

12,966

17,380

46,647

66,523

92,936

55,063

59,204

80,181

75,091

7,936,513

(14,327)

7,922,186

311,079

(18,066,616)

(60,480)

(18,127,096)

22,404,545

(16,784)

22,387,761

4,260,665

$ 4,571,744

*Foreign taxes withheld on dividends . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$532,576
franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	21

TEMPLETON GLOBAL SMALLER COMPANIES FUND

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Six Months Ended
	February 29, 2020	Year Ended
	(unaudited)	August 31, 2019

Increase (decrease) in net assets:
Operations:
Net investment income. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$311,079	$11,123,699
Net realized gain (loss) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(18,127,096)	25,906,566
Net change in unrealized appreciation (depreciation) . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	22,387,761	(160,957,128)

Net increase (decrease) in net assets resulting from operations . . . . . . . . . . . . . . . . . .	4,571,744	(123,926,863)
Distributions to shareholders:

Class A . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(23,103,289)	(80,865,689)
Class C . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(280,630)	(1,516,611)
Class R6 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(2,186,975)	(7,246,702)
Advisor Class . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(1,429,751)	(5,376,187)

Total distributions to shareholders. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(27,000,645)	(95,005,189)
Capital share transactions: (Note 2)

Class A . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(45,424,996)	6,609,552
Class C . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(2,913,039)	(15,958,793)
Class R6 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(4,947,585)	(343,472)
Advisor Class . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(269,405)	(11,341,312)

Total capital share transactions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(53,555,025)	(21,034,025)

Net increase (decrease) in net assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(75,983,926)	(239,966,077)
Net assets:
Beginning of period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1,159,091,682	1,399,057,759

End of period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$1,083,107,756	$1,159,091,682

22	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON GLOBAL SMALLER COMPANIES FUND

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Templeton Global Smaller Companies Fund (Fund) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The Fund offers four classes of shares: Class A, Class C, Class R6 and Advisor Class. Class C shares automatically convert to Class A shares after they have been held for

10 years. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund's significant accounting policies.

a. Financial Instrument Valuation

The Fund's investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Fund's Board of Trustees (the Board), the Fund's administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively.

Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund's pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

Investments in open-end mutual funds are valued at the closing NAV.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transac- tions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund's business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund's portfolio securities as determined at the foreign market close and the latest indications of value at

franklintempleton.com	Semiannual Report	23

TEMPLETON GLOBAL SMALLER COMPANIES FUND NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1.Organization and Significant Accounting Policies (continued)

a. Financial Instrument Valuation (continued)

4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. At February 29, 2020, a market event occurred resulting in a portion of the securities held by the Fund being valued using fair value procedures.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund's NAV is not calculated, which could result in differences between the value of the Fund's portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities.

Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund, and/or uninvested cash as included in due from custodian in the Statement of Assets and Liabilities. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

24	Semiannual Report	franklintempleton.com

TEMPLETON GLOBAL SMALLER COMPANIES FUND NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

d. Income and Deferred Taxes

It is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

As a result of several court cases, in certain countries across the European Union, the Fund filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions' tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statement of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statement of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. For U.S. income tax purposes, EU reclaims received by the Fund, if any, reduce the amounts of foreign taxes Fund shareholders can use as tax credits in their individual income tax returns.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of February 29, 2020, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

e.Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

f. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Fund's organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this

franklintempleton.com	Semiannual Report	25

TEMPLETON GLOBAL SMALLER COMPANIES FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1.Organization and Significant Accounting Policies (continued)

g. Guarantees and Indemnifications (continued)

would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At February 29, 2020, there were an unlimited number of shares authorized (without par value). Transactions in the Fund's shares were as follows:

	Six Months Ended		Year Ended
	February 29, 2020		August 31, 2019
	Shares	Amount	Shares	Amount

Class A Shares:
Shares solda . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	3,143,556	$29,257,175	11,060,807	$100,067,059
Shares issued in reinvestment of distributions . . . . . . . . . . . . . . . . .	2,313,315	22,161,559	10,047,309	77,665,701
Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(10,458,803)	(96,843,730)	(19,088,848)	(171,123,208)

Net increase (decrease) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(5,001,932)	$(45,424,996)	2,019,268	$6,609,552
Class C Shares:

Shares sold. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	101,534	$886,802	318,809	$2,712,250
Shares issued in reinvestment of distributions . . . . . . . . . . . . . . . . .	30,579	276,433	203,155	1,487,095
Shares redeemeda . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(467,815)	(4,076,274)	(2,295,667)	(20,158,138)
Net increase (decrease) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	(335,702)	$(2,913,039)	(1,773,703)	$(15,958,793)
Class R6 Shares:

Shares sold. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Shares issued in reinvestment of distributions . . . . . . . . . . . . . . . . .

Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net increase (decrease) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Advisor Class Shares:

Shares sold. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Shares issued in reinvestment of distributions . . . . . . . . . . . . . . . . .

Shares redeemed . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

Net increase (decrease) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

aMay include a portion of Class C shares that were automatically converted to Class A.

719,473	$6,705,947	2,224,700	$19,798,345
177,855	1,709,193	723,280	5,598,191
(1,441,033)	(13,362,725)	(2,837,583)	(25,740,008)

(543,705)	$(4,947,585)	110,397	$(343,472)
688,508	$6,429,661	1,152,153	$10,518,409
132,310	1,274,145	601,296	4,666,053
(857,283)	(7,973,211)	(2,947,376)	(26,525,774)

(36,465)	$(269,405)	(1,193,927)	$(11,341,312)

26	Semiannual Report	franklintempleton.com

TEMPLETON GLOBAL SMALLER COMPANIES FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Investment Counsel, LLC (TIC)	Investment manager

Franklin Templeton Investments Corp. (FTIC)	Subadvisor

Franklin Templeton Services, LLC (FT Services)	Administrative manager

Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter

Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to TIC based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.900%	Up to and including $200 million

0.885%	Over $200 million, up to and including $700 million

0.850%	Over $700 million, up to and including $1 billion

0.830%	Over $1 billion, up to and including $1.2 billion

0.805%	Over $1.2 billion, up to and including $5 billion

0.785%	Over $5 billion, up to and including $10 billion

0.765%	Over $10 billion, up to and including $15 billion

0.745%	Over $15 billion, up to and including $20 billion

0.725%	In excess of $20 billion

For the period ended February 29, 2020, the annualized gross effective investment management fee rate was 0.869% of the Fund's average daily net assets.

Under a subadvisory agreement, FTIC, an affiliate of TIC, provides subadvisory services to the Fund. The subadvisory fee is paid by TIC based on the Fund's average daily net assets, and is not an additional expense of the Fund.

b. Administrative Fees

Under an agreement with TIC, FT Services provides administrative services to the Fund. The fee is paid by TIC based on the Fund's average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund's Class C compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

franklintempleton.com	Semiannual Report	27

TEMPLETON GLOBAL SMALLER COMPANIES FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

3. Transactions with Affiliates (continued)

c. Distribution Fees (continued)

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	0.25%
Class C . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	1.00%

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the period:

Sales charges retained net of commissions paid to
unaffiliated brokers/dealers. . . . . . . . . . . . . . . . . . . . . . . .	$34,434
CDSC retained . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$ 2,541

e. Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. The fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. In addition, each class reimburses Investor Services for out of pocket expenses incurred and, except for Class R6, reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes' aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the period ended February 29, 2020, the Fund paid transfer agent fees of $878,846, of which $334,247 was retained by Investor Services.

f. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the period ended February 29, 2020, the Fund held investments in affiliated management investment companies as follows:

				Net Change in		Number of
Value at				Unrealized	Value at	Shares
Beginning			Realized	Appreciation	End of	Held at End	Income from
of Period	Purchases	Sales	Gain (Loss)	(Depreciation)	Period	of Period	securities loaned

Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market
Portfolio, 1.23% . . . . . . . . . . . . . . . . $9,552,884	$45,070,456	$(46,179,682)	$ —	$ —	$8,443,658	8,443,658	$40,650

g. Waiver and Expense Reimbursements

Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.03% based on the average net assets of the class until December 31, 2020.

28	Semiannual Report	franklintempleton.com

TEMPLETON GLOBAL SMALLER COMPANIES FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended February 29, 2020, there were no credits earned.

5. Income Taxes

At February 29, 2020, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments . . . . . . . . . . . . . . . . . . . . . . . . .	$900,217,223
Unrealized appreciation . . . . . . . . . . . . . . . . . . . . . .	$275,865,996
Unrealized depreciation . . . . . . . . . . . . . . . . . . . . . .	(84,888,390)

Net unrealized appreciation (depreciation) . . . . . . . . .	$190,977,606

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of passive foreign investment company shares, corporate actions and wash sales.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended February 29, 2020, aggregated $94,768,086 and $191,906,084, respectively.

At February 29, 2020, in connection with securities lending transactions, the Fund loaned equity investments and received

$8,451,527 of cash collateral. The gross amount of recognized liability for such transactions is included in payable upon return of securities loaned in the Statement of Assets and Liabilities. The agreements can be terminated at any time.

7. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local, regional and global economic, political and social conditions, which may result in greater market volatility. Current political and financial uncertainty surrounding the European Union may increase market volatility and the economic risk of investing in securities in Europe. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 5, 2021. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the

franklintempleton.com	Semiannual Report	29

TEMPLETON GLOBAL SMALLER COMPANIES FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

8. Credit Facility (continued)

Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended February 29, 2020, the Fund did not use the Global Credit Facility.

9. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's financial instruments and are summarized in the following fair value hierarchy:

•Level 1 – quoted prices in active markets for identical financial instruments

•Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

A summary of inputs used as of February 29, 2020, in valuing the Fund's assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:a
Equity Investments:b
Belgium . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$—	$16,279,509	$—	$16,279,509
China . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	—	8,255,688	—	8,255,688
Denmark . . . . . . . . . . . . . . . . . . . . . . . . . . .	—	5,204,125	—	5,204,125
Finland . . . . . . . . . . . . . . . . . . . . . . . . . . . .	—	21,172,740	—	21,172,740
France . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	—	5,265,459	—	5,265,459
Germany . . . . . . . . . . . . . . . . . . . . . . . . . . .	—	49,948,241	—	49,948,241
Hong Kong . . . . . . . . . . . . . . . . . . . . . . . . . .	—	46,486,380	—	46,486,380
India . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	—	6,575,133	—	6,575,133
Indonesia . . . . . . . . . . . . . . . . . . . . . . . . . . .	—	—	444,049	444,049
Italy . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	—	50,861,767	—	50,861,767
Netherlands . . . . . . . . . . . . . . . . . . . . . . . . .	—	27,929,632	—	27,929,632
Spain. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	—	5,889,826	—	5,889,826
Sweden . . . . . . . . . . . . . . . . . . . . . . . . . . . .	—	50,942,068	—	50,942,068
Switzerland . . . . . . . . . . . . . . . . . . . . . . . . .	11,577,743	33,519,937	—	45,097,680
United Kingdom . . . . . . . . . . . . . . . . . . . . . .	16,855,580	43,535,998	—	60,391,578
All Other Equity Investments. . . . . . . . . . . . . .	615,007,296	—	—	615,007,296
Short Term Investments . . . . . . . . . . . . . . . . . .	8,443,658	67,000,000	—	75,443,658
Total Investments in Securities . . . . . . . . . . .	$651,884,277	$438,866,503	$444,049	$1,091,194,829

aFor detailed categories, see the accompanying Statement of Investments. bIncludes common and preferred stocks as well as other equity interests.

30	Semiannual Report	franklintempleton.com

TEMPLETON GLOBAL SMALLER COMPANIES FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the beginning and/or end of the period.

10. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure, except for the following:

Subsequent to February 29, 2020, there has been a global outbreak of a novel coronavirus disease (COVID-19), which the World Health Organization has declared a pandemic. Unexpected events like COVID-19 can cause adverse effects on many companies, sectors, nations, regions and the market in general, in ways that cannot be foreseen. The effects of this pandemic may materially impact the value and performance of the Fund, the Fund's ability to buy and sell Fund investments at appropriate valuations and the Fund's ability to achieve its investment objectives.

Abbreviations

Selected Portfolio

FHLB Federal Home Loan Bank

franklintempleton.com	Semiannual Report	31

TEMPLETON GLOBAL SMALLER COMPANIES FUND

Tax Information (unaudited)

At August 31, 2019, more than 50% of the Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund hereby reports to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Internal Revenue Code. This written statement will allow shareholders of record on December 19, 2019, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, foreign source income, and foreign source qualified dividends as reported by the Fund to shareholders of record.

	Foreign Tax Paid	Foreign Source	Foreign Source Qualified
Class	Per Share	Income Per Share	Dividends Per Share

Class A . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$0.0163	$0.0844	$0.0567
Class C . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$0.0163	$0.0115	$0.0077
Class R6 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$0.0163	$0.1120	$0.0752
Advisor Class . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$0.0163	$0.1017	$0.0682

Foreign Tax Paid Per Share is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund's distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.1

Foreign Source Qualified Dividends Per Share is the amount per share of foreign source qualified dividends plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income Per Share that were derived from qualified foreign securities held by the Fund.1

At the beginning of each calendar year, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the prior calendar year. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

1Qualified dividends are taxed at reduced long term capital gains tax rates. In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.

32	Semiannual Report	franklintempleton.com

TEMPLETON GLOBAL SMALLER COMPANIES FUND

Shareholder Information

Proxy Voting Policies and Procedures

The Fund's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year as an exhibit to its report on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

franklintempleton.com	Semiannual Report	33

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Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

Semiannual Report and Shareholder Letter

Templeton Global Smaller Companies Fund

Investment Manager	Subadvisor	Distributor	Shareholder Services
Templeton Investment	Franklin Templeton	Franklin Templeton	(800) 632-2301
Counsel, LLC	Investments Corp.	Distributors, Inc.
(800) DIAL BEN® /
342-5236
franklintempleton.com
© 2020 Franklin Templeton Investments. All rights reserved.	103 S 04/20

Item 2. Code of Ethics.

(a)The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c)N/A

(d)N/A

(f)Pursuant to Item 13(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2)The audit committee financial experts are Ann Torre Bates and David W. Niemiec and they are "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4.		Principal Accountant Fees	and Services.	N/A
Item 5.		Audit Committee of Listed	Registrants.	N/A
Item	6.	Schedule of Investments.		N/A
Item	7. Disclosure of	Proxy Voting Policies and Procedures for Closed-End
Management Investment		Companies.		N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9.	Purchases of Equity Securities by Closed-End Management Investment
Company	and Affiliated Purchasers.	N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a)Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to provide reasonable assurance that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the

Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N- CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(b)Changes in Internal Controls. There have been no changes in the Registrant's internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect the internal control over financial reporting.

Item 12. Disclosure	of Securities Lending Activities for Closed-End Management
Investment Company.	N/A

Item 13. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer

(b)Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON GLOBAL SMALLER COMPANIES FUND

By __S\MATTHEW T. HINKLE________

Matthew T. Hinkle

Chief Executive Officer – Finance and Administration

Date: April 30, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By __S\MATTHEW T. HINKLE_________

Matthew T. Hinkle

Chief Executive Officer – Finance and Administration

Date:	April	30,	2020
By	S\ROBERT G. KUBILIS _______
	Robert	G. Kubilis
Chief Financial Officer and Chief Accounting Officer
Date:	April	30,	2020